Exhibit 10.17

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AMENDMENT NO. 1 TO ANTIBODY DISCOVERY AND OPTION AGREEMENT

THIS AMENDMENT NO. 1 TO ANTIBODY DISCOVERY AND OPTION AGREEMENT (this “Amendment”) is entered into and effective as of September 27, 2024 (the “Amendment Effective Date”), by and between Paragon Therapeutics, Inc., a Delaware corporation (“Paragon”), Parade Biosciences Holding, LLC, a Delaware limited liability company (“Parade”) and Jade Biosciences, Inc., a Delaware corporation (“Jade”), and amends that certain Antibody Discovery and Option Agreement, dated as of July 24, 2024, by and between Paragon, Parade and Jade (the “Option Agreement”). Paragon, Parade and Jade are also referred to herein individually as a “Party,” or collectively as the “Parties.”

RECITALS

WHEREAS, pursuant to the Option Agreement, Jade engaged Paragon to identify, evaluate and develop one or more antibody candidates directed to certain therapeutic targets, and Paragon granted to Jade an exclusive option on a target-by-target basis to enter into one or more separate license agreements to develop, manufacture and commercialize the resulting antibodies in the Field in the Territory;

WHEREAS, the Parties desire to initiate (i) a new Research Program focusing on the [***] target, and (ii) a new Research Program focusing on the [***] target; and

WHEREAS, the Parties desire to amend certain terms under the Option Agreement and otherwise ratify the Option Agreement as it relates to the two (2) new Research Programs.

NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

AGREEMENT

1.Definitions. Capitalized terms used herein which are not otherwise defined shall have the meanings ascribed to such terms in the Option Agreement.

2.	Amendments to Option Agreement.
(i)	The following definition is hereby added to Article 1 of the Option Agreement:

1.95“Pre-Amendment Effective Date Development Costs” shall have the meaning provided in Section 5.2(e).

(ii)	Section 5.2 of the Option Agreement is hereby amended by adding the following new Section 5.2(e) immediately following the existing Section 5.2(d):

(e)Notwithstanding Sections 5.2(a), 5.2(b) and 5.2(c) to the contrary, the Parties acknowledge that Paragon has incurred (i)  Development Costs through the Amendment Effective Date as a result of work performed by Paragon at risk on the Research Program for [***], and (ii)  Development Costs through the Amendment Effective Date as a result of work performed by Paragon at risk on the Research Program for [***] (the costs described in (i) and (ii), the “Pre-Amendment Effective Date Development Costs”). Jade shall reimburse Paragon for the Pre-Amendment Effective Date Development Costs within [***] days after Jade’s receipt of a written invoice that details the Pre-Amendment Effective Date Development Costs.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(iii)	The Parties have agreed to the Selected Targets attached hereto as Exhibit A, which hereby replaces the Exhibit A attached to the Option Agreement in its entirety.
3.	Application of the Option Agreement. The Parties acknowledge and agree that:
(i)

in accordance with Section 2.1(b) of the Option Agreement, no later than forty-five (45) days after the Amendment Effective Date, the Parties will agree on a Research Plan, to the extent a research plan has not been previously agreed upon, for each of the two (2) new Research Programs for [***] and [***], respectively; and

(ii)

in accordance with Section 5.1 of the Option Agreement, Jade shall pay to Paragon the Research Initiation Fee of One Million Dollars ($1,000,000) for each of the two (2) new Research Programs for [***] and [***] no later than [***] following finalization of the Research Plan for the applicable new Research Program.

4.

Ratification of the Option Agreement. This Amendment is made by the Parties in accordance with Section 11.3 of the Option Agreement. Except as expressly set forth in Section 2 above, the Option Agreement shall remain unmodified and in full force and effect. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Parties to the Option Agreement, nor constitute a waiver of any provision of the Option Agreement. In the event of a conflict between the terms of this Amendment and the Option Agreement, the terms of this Amendment shall control.

5.

Miscellaneous. This Amendment, together with the Exhibit attached hereto and the Option Agreement, constitutes the entire agreement and understanding between the Parties with respect to the subject matter hereof and supersedes all negotiations, representations, prior discussions and preliminary agreements between the Parties relating to the subject matter of this Amendment and the Option Agreement.

6.

Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original document, and all of which, together with this writing, shall be deemed one instrument. This Amendment may be executed by facsimile or PDF signatures, which signatures shall have the same force and effect as original signatures.

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[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment No. 1 to Antibody Discovery and Option Agreement on the Amendment Effective Date.

PARAGON THERAPEUTICS, INC.		JADE BIOSCIENCES, INC.

By:	/s/ K. Evan Thompson	By:	/s/ Tomas Kiselak
Name:	K. Evan Thompson	Name:	Tomas Kiselak
Title:	Chief Operating Officer	Title:	Director

PARADE BIOSCIENCES HOLDING, LLC

By:	/s/ K. Evan Thompson
Name:	K. Evan Thompson
Title:	President

[Signature Page to Amendment No. 1 to Antibody Discovery and Option Agreement]